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                                                                  Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 24, 1997, in the Pre-Effective Amendment No. 1 to the Registration Statement (Form SB-2) and related prospectus of IMN Financial Corp. for the registration of 6,082,040 shares of its common stock.


                                               /s/ Werblin, Casuccio & Moses
                                               Werblin, Casuccio & Moses, P.C.

Syosset, New York
July 9, 1998